Exhibit 99.2

BANKFINANCIAL CORPORATION
THIRD QUARTER 2017
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017			2016
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.88%	0.64%	0.47%	0.57%	0.66%
Return on equity (ratio of net income to average equity) (1)	7.07	5.08	3.66	4.41	4.86
Net interest rate spread (1)	3.10	3.10	3.15	3.01	3.23
Net interest margin (1)	3.23	3.22	3.26	3.11	3.33
Efficiency ratio	72.19	69.62	82.66	76.23	73.60
Noninterest expense to average total assets (1)	2.51	2.38	2.82	2.59	2.62
Average interest–earning assets to average interest–bearing liabilities	131.23	131.33	132.57	133.71	134.36
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	238	247	242	246	242

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$10,620	$9,835	$10,247	$13,053	$9,499
Interest-bearing deposits in other financial institutions	115,041	71,771	65,219	83,631	91,031
Securities, at fair value	98,787	109,762	110,230	107,212	99,899
Loans receivable, net	1,335,631	1,335,835	1,319,287	1,312,952	1,241,808
Other real estate owned, net	3,569	4,896	5,301	3,895	4,381
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	8,290	8,290	8,147	11,650	6,257
Premises and equipment, net	30,774	30,889	31,149	31,413	31,856
Intangible assets	408	531	653	782	911
Bank owned life insurance	22,790	22,723	22,657	22,594	22,538
Deferred taxes	20,214	20,676	22,103	22,411	23,715
Other assets	8,145	8,210	8,480	10,444	8,378
Total assets	$1,654,269	$1,623,418	$1,603,473	$1,620,037	$1,540,273

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,371,089	$1,347,887	$1,329,282	$1,339,390	$1,316,695
Borrowings	60,928	50,877	52,046	51,069	1,406
Other liabilities	22,474	24,592	20,124	24,798	18,505
Total liabilities	1,454,491	1,423,356	1,401,452	1,415,257	1,336,606
Stockholders’ equity	199,778	200,062	202,021	204,780	203,667
Total liabilities and stockholders’ equity	$1,654,269	$1,623,418	$1,603,473	$1,620,037	$1,540,273
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017			2016
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$14,121	$13,649	$13,362	$12,743	$12,845
Total interest expense	1,615	1,456	1,276	1,148	1,014
Net interest income before provision (recovery)	12,506	12,193	12,086	11,595	11,831
Provision for (recovery of) loan losses	(225)	49	161	(539)	(525)
Net interest income	12,731	12,144	11,925	12,134	12,356
Noninterest income	1,623	1,607	1,544	1,777	1,637
Noninterest expense	10,200	9,607	11,266	10,194	9,912
Income before income tax	4,154	4,144	2,203	3,717	4,081
Income tax expense	594	1,572	322	1,458	1,573
Net income	$3,560	$2,572	$1,881	$2,259	$2,508
Basic earnings per common share	$0.20	$0.14	$0.10	$0.12	$0.13
Diluted earnings per common share	$0.20	$0.14	$0.10	$0.12	$0.13

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$584	$569	$529	$563	$583
Other fee income	523	490	481	574	478
Insurance commissions and annuities income	41	52	77	122	53
Gain on sales of loans, net	10	53	7	16	38
Gain on other assets	—	—	—	38	—
Loan servicing fees	58	62	68	62	66
Amortization of servicing assets	(27)	(28)	(31)	(32)	(28)
Recovery of servicing assets	—	—	—	16	—
Earnings on bank owned life insurance	67	66	63	56	54
Trust income	169	193	172	182	167
Other	198	150	178	180	226
Total noninterest income	$1,623	$1,607	$1,544	$1,777	$1,637

Noninterest Expense
Compensation and benefits	$5,330	$5,110	$6,352	$5,734	$5,315
Office occupancy and equipment	1,693	1,599	1,622	1,611	1,487
Advertising and public relations	167	259	381	252	144
Information technology	638	679	753	762	707
Supplies, telephone, and postage	337	358	332	346	345
Amortization of intangibles	123	122	129	129	129
Nonperforming asset management	84	27	104	99	89
Loss (gain) on sales of other real estate owned	69	15	16	(113)	(15)
Valuation adjustments of other real estate owned	227	54	20	70	115
Operations of other real estate owned	107	176	177	121	143
FDIC insurance premiums	150	125	187	64	238
Other	1,275	1,083	1,193	1,119	1,215
Total noninterest expense	$10,200	$9,607	$11,266	$10,194	$9,912

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017			2016
	IIIQ	IIQ	IQ	IVQ	IIIQ
LOANS
One–to–four family residential real estate loans	$105,186	$115,659	$122,310	$135,218	$142,130
Multi–family mortgage loans	576,425	555,691	549,829	542,887	505,369
Nonresidential real estate loans	176,301	177,436	179,896	182,152	186,504
Construction and land loans	2,827	2,265	1,354	1,302	1,005
Commercial loans	147,079	129,200	105,671	103,063	106,878
Commercial leases	333,120	360,397	364,768	352,539	304,753
Consumer loans	1,747	1,829	1,896	2,255	1,846
	1,342,685	1,342,477	1,325,724	1,319,416	1,248,485
Net deferred loan origination costs	1,320	1,480	1,534	1,663	1,657
Allowance for loan losses	(8,374)	(8,122)	(7,971)	(8,127)	(8,334)
Loans, net	$1,335,631	$1,335,835	$1,319,287	$1,312,952	$1,241,808

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$1,654	$1,708	$1,141	$1,426	$2,322
Multi–family mortgage loans	40,695	22,938	25,613	54,954	25,062
Nonresidential real estate loans	2,462	1,577	8,376	9,033	3,518
Construction and land loans	646	936	76	359	92
Commercial loans	90,617	104,571	48,899	49,385	67,919
Commercial leases	27,199	46,821	61,550	87,855	54,717
Consumer loans	1,002	591	636	611	883
	$164,275	$179,142	$146,291	$203,623	$154,513
Weighted average rate	4.77%	4.96%	4.18%	3.79%	4.07%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$11,931	$7,528	$13,007	$8,698	$7,245
Multi–family mortgage loans	19,966	16,351	18,464	16,999	24,276
Nonresidential real estate loans	3,658	3,954	9,834	12,697	8,740
Construction and land loans	67	25	24	24	852
Commercial loans	71,481	79,141	46,291	53,147	45,990
Commercial leases	57,061	49,970	47,695	35,984	31,437
Consumer loans	1,159	611	600	633	801
	$165,323	$157,580	$135,915	$128,182	$119,341
Weighted average rate	4.30%	4.39%	4.09%	4.31%	4.18%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.

(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017			2016
	IIIQ	IIQ	IQ	IVQ	IIIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate loans	$2,234	$2,585	$2,296	$2,851	$2,691
Multi–family mortgage loans	371	371	106	185	508
Nonresidential real estate loans	—	—	—	260	717
Nonaccrual loans	2,605	2,956	2,402	3,296	3,916

Other real estate owned:
One–to–four family residential real estate loans	1,748	1,946	1,986	1,565	2,281
Multi–family real estate	—	357	615	370	393
Nonresidential real estate	1,551	1,736	1,808	1,066	780
Land	270	857	892	894	927
Other real estate owned	3,569	4,896	5,301	3,895	4,381

Nonperforming assets	$6,174	$7,852	$7,703	$7,191	$8,297

Asset Quality Ratios
Nonperforming assets to total assets	0.37%	0.48%	0.48%	0.44%	0.54%
Nonperforming loans to total loans	0.19	0.22	0.18	0.25	0.31
Nonperforming commercial-related loans to total commercial-related loans (1)	0.03	0.03	0.01	0.04	0.11
Nonperforming residential and consumer loans to total residential and consumer loans	2.95	2.20	1.85	2.08	1.87
Allowance for loan losses to nonperforming loans	321.46	274.76	331.85	246.57	212.82

Concentrations of Credit
Commercial Real Estate for FFIEC Concentration Limits	$723,797	$702,476	$696,933	$690,879	$658,887
% FFIEC Total Capital	392.91%	386.32%	386.37%	410.96%	399.18%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$330,181	$309,867	$308,653	$305,436	$269,641
% FFIEC Total Capital	179.24%	170.41%	171.11%	181.68%	163.36%

Commercial Leases - Investment Grade	$230,931	$255,375	$279,345	$268,022	$215,237
Commercial Leases - Other	102,189	105,022	85,423	84,517	89,516

(1)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction, Land and Commercial loans and Leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017			2016
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$297	$364	$726	$670	$475
Multi–family mortgage loans	480	487	769	1,048	2,119
Nonresidential real estate loans	162	106	108	1,845	2,407
Commercial loans	982	1,007	14	66	75
Consumer loans	—	6	—	—	—
	$1,921	$1,970	$1,617	$3,629	$5,076

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,122	$7,971	$8,127	$8,334	$8,915
Charge offs:
One–to–four family residential real estate loans	(89)	(22)	(171)	(30)	(102)
Multi–family mortgage loans	(7)	—	(3)	(28)	—
Nonresidential real estate loans	—	—	(165)	(3)	(55)
Consumer loans	(7)	—	—	(1)	(6)
	(103)	(22)	(339)	(62)	(163)
Recoveries:
One–to–four family residential real estate loans	15	79	6	229	5
Multi–family mortgage loans	11	40	11	6	10
Nonresidential real estate loans	10	—	—	—	39
Commercial loans	542	5	5	159	45
Commercial leases	2	—	—	—	7
Consumer loans	—	—	—	—	1
	580	124	22	394	107
Net (charge–offs) recoveries	477	102	(317)	332	(56)
Provision for (recovery of ) loan losses	(225)	49	161	(539)	(525)
Ending balance	$8,374	$8,122	$7,971	$8,127	$8,334

Allowance for loan losses to total loans	0.62%	0.61%	0.60%	0.62%	0.67%
Net (charge–off) recovery ratio (1)	0.14	0.03	(0.10)	0.11	(0.02)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017			2016
	IIIQ	IIQ	IQ	IVQ	IIIQ
DEPOSITS
Noninterest–bearing demand	$231,049	$229,921	$234,415	$249,539	$234,652
Savings deposits	158,696	160,544	161,938	160,002	155,199
Money market accounts	301,905	305,300	304,981	311,183	320,814
Interest–bearing NOW accounts	283,411	286,400	266,157	267,054	263,286
Certificates of deposits - retail	219,478	222,744	219,068	220,602	223,642
Certificates of deposits - wholesale	176,550	142,978	142,723	131,010	119,102
	$1,371,089	$1,347,887	$1,329,282	$1,339,390	$1,316,695

SELECTED AVERAGE BALANCES
Total average assets	$1,624,437	$1,612,121	$1,595,191	$1,576,345	$1,511,475
Total average interest–earning assets	1,535,843	1,519,573	1,502,146	1,481,775	1,414,736
Average loans	1,331,302	1,318,473	1,313,299	1,253,224	1,225,480
Average securities	108,050	109,454	113,756	99,767	106,904
Average stock in FHLB & FRB	8,290	8,250	9,158	8,133	6,257
Average other interest–earning assets	88,201	83,396	65,933	120,651	76,095
Total average interest–bearing liabilities	1,170,322	1,157,060	1,133,098	1,108,181	1,052,916
Average interest–bearing deposits	1,112,210	1,105,881	1,083,792	1,088,265	1,050,935
Average borrowings	58,112	51,179	49,306	19,916	1,981
Average stockholders’ equity	201,420	202,360	205,379	205,071	206,237

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.65%	3.60%	3.61%	3.42%	3.61%
Average loans	3.98	3.94	3.94	3.87	4.02
Average securities	1.43	1.31	1.24	1.20	1.14
Average other interest–earning assets	1.29	1.13	0.95	0.78	0.73
Total average interest–bearing liabilities	0.55	0.50	0.46	0.41	0.38
Average interest–bearing deposits	0.51	0.47	0.44	0.41	0.38
Average borrowings	1.34	1.19	0.79	0.64	0.40
Net interest rate spread	3.10	3.10	3.15	3.01	3.23
Net interest margin	3.23	3.22	3.26	3.11	3.33
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017			2016
	IIIQ	IIQ	IQ	IVQ	IIIQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	12.08%	12.32%	12.60%	12.64%	13.22%
Tangible equity to tangible total assets (end of period)	12.05	12.29	12.56	12.60	13.17
Risk–based total capital ratio	16.43	16.29	16.65	16.96	17.64
Common Tier 1 (CET1)	15.71	15.59	15.96	16.25	16.87
Risk–based tier 1 capital ratio	15.71	15.59	15.96	16.25	16.87
Tier 1 leverage ratio	11.36	11.42	11.58	11.92	12.28
Tier 1 capital	$182,683	$182,088	$182,508	$185,718	$183,092
BankFinancial, NA
Risk–based total capital ratio	15.85%	15.57%	15.76%	14.72%	15.21%
Common Tier 1 (CET1)	15.13	14.88	15.06	14.01	14.44
Risk–based tier 1 capital ratio	15.13	14.88	15.06	14.01	14.44
Tier 1 leverage ratio	10.94	10.89	10.94	10.27	10.51
Tier 1 capital	$175,838	$173,717	$172,410	$159,986	$156,725

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$15.89	$14.92	$14.52	$14.82	$12.70
High	16.89	15.31	15.24	15.12	12.80
Low	14.66	13.43	13.13	12.15	11.75
Common shares outstanding	18,063,623	18,229,860	18,440,440	19,233,760	19,271,211
Book value per share	$11.06	$10.97	$10.96	$10.65	$10.57
Tangible book value per share	$11.04	$10.95	$10.92	$10.61	$10.52
Cash dividends declared on common stock	$0.07	$0.07	$0.06	$0.06	$0.05
Dividend payout ratio	35.69%	49.94%	61.42%	51.09%	38.82%
Stock repurchases	$2,581	$3,188	$3,379	$520	$5,022
Stock repurchases – shares	166,237	216,391	232.045	37,451	407,486

EARNINGS PER SHARE COMPUTATIONS
Net income	$3,560	$2,572	$1,881	$2,259	$2,508
Average common shares outstanding	18,140,599	18,330,972	19,243,941	19,257,435	19,460,022
Less: Unearned ESOP shares	—	—	(600,947)	(645,751)	(670,351)
Unvested restricted stock shares	(940)	(940)	(940)	(940)	(940)
Weighted average common shares outstanding	18,139,659	18,330,032	18,642,054	18,610,744	18,788,731
Plus: Dilutive common shares equivalents	450	423	5,462	170,683	323
Weighted average dilutive common shares outstanding	18,140,109	18,330,455	18,647,516	18,781,427	18,789,054
Basic earnings per common share	$0.20	$0.14	$0.10	$0.12	$0.13
Diluted earnings per common share	$0.20	$0.14	$0.10	$0.12	$0.13
Number of anti–dilutive stock options excluded from the diluted earnings per share calculation	—	—	—	—	536,459
Weighted average exercise price of anti–dilutive options	$—	$—	$—	$—	$12.99

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from adjusted operations and pre–tax pre–provision earnings from adjusted operations to average total assets. Management believes that by excluding equity-based compensation expense, other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our adjusted operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2017	2016	2017	2016
Pre–tax pre–provision earnings from adjusted operations
Income before income taxes	$4,154	$4,081	$10,501	$8,483
Provision for (recovery of) loan losses	(225)	(525)	(15)	300
	3,929	3,556	10,486	8,783
Adjustments:
Equity-based compensation	—	107	1,076	875
Nonperforming asset management	84	89	215	300
Loss (gain) on sale of other real estate owned	69	(15)	100	(15)
Valuation adjustments of other real estate owned	227	115	301	244
Operations of other real estate owned	107	143	460	539
Adjustments	487	439	2,152	1,943
Pre–tax pre–provision (recovery) earnings from adjusted operations	$4,416	$3,995	$12,638	$10,726

Pre–tax pre–provision (recovery) earnings from adjusted operations to average total assets (1)	1.09%	1.06%	1.05%	0.95%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2017			2016
	IIIQ	IIQ	IQ	IVQ	IIIQ
Pre–tax pre–provision (recovery) earnings from adjusted operations
Income before income taxes	$4,154	$4,144	$2,203	$3,717	$4,081
Provision for (recovery of) loan losses	(225)	49	161	(539)	(525)
	3,929	4,193	2,364	3,178	3,556
Adjustments:
Equity-based compensation	—	—	1,076	107	107
Nonperforming asset management	84	27	104	99	89
Loss (gain) on sale of other real estate owned	69	15	16	(113)	(15)
Valuation adjustments of other real estate owned	227	54	20	70	115
Operations of other real estate owned	107	176	177	121	143
	487	272	1,393	284	439
Pre–tax pre–provision (recovery) earnings from adjusted operations	$4,416	$4,465	$3,757	$3,462	$3,995

Pre–tax pre–provision (recovery) earnings from adjusted operations to average total assets (1)	1.09%	1.11%	0.94%	0.88%	1.06%

(1)	Annualized